UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2012

Hines Global REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 29, 2012, wholly-owned subsidiaries of the Hines Global REIT Properties, LP (the “Operating Partnership”), a subsidiary of Hines Global REIT, Inc. (“Hines Global”) acquired the following four logistics facilities in Poland: ProLogis Park Warsaw I, located in Warsaw, Poland; ProLogis Park Warsaw III, located in Warsaw, Poland; ProLogis Park Bedzin I, located in Upper Silesia, Poland; and ProLogis Park Wrocław II, located in Wrocław, Poland (collectively, the “Poland Logistics Portfolio”). The sellers of the Poland Logistics Portfolio are: ProLogis Poland XCI sp. s.a.r.l., ProLogis Poland XXXIX sp. z o.o., ProLogis Poland XCII sp. z o.o. and ProLogis Poland XXI sp. z o.o. None of the sellers are affiliated with Hines Global or its affiliates.

The total net purchase price for the Poland Logistics Portfolio is €98.2 million (approximately USD $130.8 million based on a rate of USD $1.3325 per Euro as of the effective date of the acquisition), exclusive of transaction costs and working capital reserves.  Hines Global funded the acquisition using proceeds from its current public offering and proceeds from a bridge loan. In connection with the acquisition of the Poland Logistics Portfolio, Hines Global will pay the Advisor $2.9 million in acquisition fees.

 The Poland Logistics Portfolio consists of properties that were constructed between 1995 and 2009 encompassing, in the aggregate, 1,763,074 square feet of rentable area that is 92% leased.  Fagor Mastercook, a manufacturer of components for household appliances and other goods, leases approximately 497,045 square feet, or 28% of the Poland Logistics Portfolio’s net rentable area, under a lease that expires in October 2019.  Carrefour, a food retailer, leases approximately 492,750 square feet, or 28% of the Poland Logistics Portfolio’s net rentable area, under a lease that expires in October 2018 (with an early termination option in March 2015).  ABC Data, a distributor of software and hardware products, leases approximately 259,830 square feet, or 14.7% of the Poland Logistics Portfolio’s net rentable area, under a lease that expires in July 2017.  The remaining space is leased to 18 tenants, none of which individually leases more than 10% of the rentable area of the Poland Logistics Portfolio.

In connection with the purchase of ProLogis Park Wrocław II, the parties entered into a Preliminary Share Purchase Agreement for the purchase of all of the outstanding shares of ProLogis Poland XCI sp. z o.o., which owns the property (the “Preliminary Share Purchase Agreement”).  In connection with the purchase of the three other properties in the Poland Logistics Portfolio, the parties entered into agreements substantially in the form of the Preliminary Agreement for the Sale of the Perpetual Usufruct Right to a Land and the Ownership Right to a Building (the “Asset Purchase Agreement”). The terms of the acquisition of the Poland Logistics Portfolio are more fully set forth in the agreements described above, which are incorporated herein by reference.

As described in the Current Report on Form 8-K filed on December 29, 2011, subsidiaries of Hines Global entered into purchase agreements in relation to five logistics facilities in Poland, four of which closed on March 29, 2012 as described above.  On March 29, 2012, the preliminary purchase agreement for the acquisition of the fifth asset, ProLogis Park Sosnowiec (the “Sosnowiec Asset”), was amended to add certain additional closing conditions to the purchaser’s obligation to acquire the asset and the closing of such asset has been delayed pending the satisfaction of these closing conditions.  Hines Global expects to complete the acquisition of the Sosnowiec Asset on or before December 22, 2012, subject to the completion of these closing conditions.  There can be no assurances that this acquisition will be consummated, and, if Hines Global elects not to close on this acquisition, it could potentially forfeit its $1.0 million earnest money deposit.  The contract purchase price for the Sosnowiec asset is €19.9 million (approximately USD $26.5 million based on a rate of USD $1.3148 per Euro as of the contract date).

Item 7.01 Regulation FD Disclosure.

On April 3, 2012, Hines Interests Limited Partnership issued a press release related to Hines Global’s acquisition of the Poland Logistics Portfolio. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1 Preliminary Share Purchase Agreement, dated as of December 22, 2011, by and between ProLogis Poland XCI s.a.r.l. and “Piran Investments Sp. z.o.o.” Nero Spółka komandytowo-akcyjna (filed as Exhibit 10.1 to Hines Global’s Current Report on Form 8-K on December 21, 2011 and incorporated by reference herein)

10.2  Form of Preliminary Agreement for the Sale of the Perpetual Usufruct Right to a Land and the Ownership Right to a Building (filed as Exhibit 10.2 to Hines Global’s Current Report on Form 8-K on December 21, 2011 and incorporated by reference herein)

10.3 Schedule of Omitted Agreements (filed as Exhibit 10.3 to Hines Global’s Current Report on Form 8-K on December 21, 2011 and incorporated by reference herein)

99.1 Press Release of Hines, dated April 3, 2012

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the acquisition described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, tenant performance, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks associated with Hines Global's ability to secure debt financing, consummate the acquisition and other risks described in the “Risk Factors” section of Hines Global’s Registration Statement on Form S-11, its Annual Report on Form 10-K for the year ended December 31, 2011 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

April 3, 2012	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
10.1
Preliminary Share Purchase Agreement, dated as of December 22, 2011, by and between ProLogis Poland XCI s.a.r.l. and “Piran Investments Sp. z.o.o.” Nero Spółka komandytowo-akcyjna (filed as Exhibit 10.1 to Hines Global’s Current Report on Form 8-K on December 21, 2011 and incorporated by reference herein)

10.2	Form of Preliminary Agreement for the Sale of the Perpetual Usufruct Right to a Land and the Ownership Right to a Building (filed as Exhibit 10.2 to Hines Global’s Current Report on Form 8-K on December 21, 2011 and incorporated by reference herein)
10.3	Schedule of Omitted Agreements (filed as Exhibit 10.3 to Hines Global’s Current Report on Form 8-K on December 21, 2011 and incorporated by reference herein)
99.1	Press Release of Hines, dated April 3, 2012